UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 15, 2010


                           American Eagle Energy Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                        333-143626               208642477
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

27 North 27th Street, Suite 21G, Billings, Montana                 59101
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code 406-294-9765

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 15, 2010, we entered into an assignment agreement with Murrayfield Limited, a United Kingdom company, in regards to the acquisition of an interest in an oil and gas well in Mississippi.

Lexaria Corp. and Murrayfield had entered into an assignment agreement dated October 2, 2009, wherein Murrayfield had acquired from Lexaria the "Assigned Interest" as defined therein, in regards to the PP F-12-4 well in the Belmont Lake Field in Wilkinson County, Mississippi. Murrayfield has assigned its interest in the well to American Eagle for $150,000, which consists of the costs paid by Murrayfield to Lexaria for the acquisition of its interest.

Lexaria holds its interest in the well pursuant to a farmout, option and participation letter agreement dated December 21, 2005 with Griffin & Griffin Exploration L.L.C. with respect to the Belmont Lake Field, Wilkinson County, Mississippi, Section 41-T2N-R4W. Lexaria currently has the right to earn a 32% (gross) and 20.802815% (net) working interest in the Belmont Lake PP F-12-4 horizontal well until such time the well achieves 500% revenue payout, at which time this interest ceases as per the joint operating agreement. On or about August 13, 2009, Lexaria entered into an Authorization For Expenditure agreement (the "AFE") with Griffin to participate in the drilling and completion of the PP F-12-4 well by paying a 32% share of the costs of drilling and completing the PP F-12-4 well as per the AFE.

With the assignment agreement, American Eagle has acquired a revenue interest of 36.101498% of a 32% share of Lexaria's net revenue after field operating expenses from the PP F-12-4 well (the "Assigned Interest"). In consideration for the Assigned Interest we have agreed to pay to Lexaria:

     1. 48.13533% of Lexaria's costs currently budgeted at $311,621.44 but subject to revision by Griffin, being an amount of $150,000.00 (the "Initial Consideration"), which had been paid by Murrayfield; and

     2. 48.13533% of Lexaria's 32% share of PP F-12-4 well costs from time to time for infrastructure, pipes, tanks, compressors, trucking, etc, as recommended for expenditure by Griffin.

The foregoing description of the assignment agreement is qualified entirely by reference to the copy of said agreement attached as an exhibit to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Assignment Agreement dated effective January 15, 20109 between Murrayfield Limited and American Eagle Energy Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE ENERGY INC.


/s/ Richard Findley
----------------------------------
Richard Findley
President

Date: January 20, 2010

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